PATENT CROSS LICENSE AGREEMENT

     THIS AGREEMENT is made and entered into on the 25th day of August, 1998, by and between QuickLogic Corporation, a corporation incorporated under the laws of California ("QuickLogic") and headquartered at 1277 Orleans Drive, Sunnyvale, California 94089, and Actel Corporation, a corporation incorporated under the laws of California ("Actel") and headquartered at 955 East Arques Avenue, Sunnyvale, California 94086.

     WHEREAS, QuickLogic and Actel are parties to those certain legal actions entitled Actel Corporation v. QuickLogic Corporation, No. C-94 20050 JW (PVT) and Actel Corporation v. QuickLogic Corporation, No. C-97 21107JW (EAI) (collectively, the "Actions") currently pending before the United States District Court for the Northern District of California, San Jose Division (the "Court"); and

     WHEREAS, QuickLogic and Actel mutually desire to settle the Actions, as well as certain other actual or potential disputes between them, as part of such settlement; and

     WHEREAS,  the Parties have entered into a settlement agreement of even date
herewith   defining  with   particularity  the  terms  of  the  settlement  (the
"Settlement Agreement and Mutual Release");

     NOW, THEREFORE, the Parties, in consideration of the premises and the mutual promises of the Parties hereinafter set forth and intending to be bound by the terms hereof, hereby agree, effective as of the Effective Date (as defined below), as follows:

1.   DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings:

     1.1. "Actel" shall mean Actel Corporation, a California corporation, and its successor, Actel Corporation, a Nevada corporation.

     1.2. "Actel Licensed Patents" shall mean all Patents (a) that Actel or any of its Affiliates now own or may hereafter during the term of this Agreement own or (b) under which and to the extent that Actel or any of its Affiliates have acquired or may hereafter during the term of this Agreement acquire the right to grant licenses without the payment of a royalty or other consideration to a third party (excluding consideration paid to an employee in connection with the assignment to Actel of the employee's rights in an invention that resulted from any work performed by the employee for Actel).

     1.3. "Acquired Party" shall mean a party to this Agreement following a Change in Ownership of such party.

     1.4. "Acquiring Party" shall mean the Person(s), if any, in Control of an Acquired Party following a Change in Ownership and the Affiliates of such Person(s).

     1.5. "Affiliate" shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person.

     1.6. "Antifuse" shall mean a two-terminal switch that is open prior to programming.

     1.7. "Antifuse Programmable Logic Device" shall mean any Programmable Logic Device in which all of the Programmable Switching Elements are Antifuses.

     1.8. "Beneficial Owner" shall be used in this Agreement as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

     1.9. "Change in Ownership" shall mean the occurrence of any one of the following:

            1.9.1. Any Person is or shall have the right to become the Beneficial Owner, directly or indirectly, of Voting Securities of such party representing 50% or more of the Total Voting Power of such party's Voting Securities.

            1.9.2. The shareholders of a party approving a merger or consolidation of such party with any other corporation, other than a merger or consolidation that would result in the Voting Securities of such party outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation) 50% or more of the Total Voting Power represented by the Voting Securities of such party or such surviving corporation outstanding immediately after such merger or consolidation.

            1.9.3. The shareholders of a party approving a plan of dissolution or liquidation of such party or an agreement for the sale or disposition by such party of all or substantially all of such party's assets in one or a series of transactions.

     1.10. "Control," including the terms "controlling," "controlled by," and "under common control with," shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Securities, by contract, or otherwise. A Person's Beneficial Ownership of twenty (20%) or more of a corporation's outstanding Voting Securities shall create a rebuttable presumption that such Person has control of such corporation. Notwithstanding the foregoing, a Person shall not be deemed to have control of a corporation if such Person holds Voting Securities, in good faith and not for the purpose of circumventing this Section, as an agent, bank, broker, nominee, custodian, or trustee for one or more Beneficial Owners who do not individually or as a group have control of such corporation.

     1.11. "Effective Date" shall mean the date on which the Stipulations (as defined in the Settlement Agreement and Mutual Release) are filed with the Court.

     1.12. "Embedded SRAM Programmable Logic Device" shall mean an Embedded Programmable Logic Device in which any of the Programmable Switching Elements is controlled by SRAM.

     1.13. "Embedded Programmable Logic Device" shall mean a Programmable Logic Device in which (x) the circuitry controlled by Programmable Switching Elements and (y) the circuitry containing User Memories contain in the aggregate less than 80% of the total number of transistors on the die.

     1.14. "Flash" shall mean electrically erasable read only memory that can be erased more than one bit at a time.

     1.15. "GateField" shall mean GateField Corporation, a Delaware corporation.

     1.16. "Incumbent Directors" shall mean directors who either (a) are directors of a party to this Agreement as of the Effective Date (or as of the date of a Change of Ownership, in the case of an Acquiring Party) or (b) are elected, or nominated for election, to the Board of Directors of such party with the affirmative votes of a least a majority of the Incumbent Directors at the time of such election or nomination, but "Incumbent Directors" shall not include any individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of such party.

     1.17. "Internal Use" by a Person shall mean (a) use by the Person or its Affiliates without any sale, lease, distribution, or other transfer to a third party that is not an Affiliate of the Person or (b) incorporation in a value-added product made by the Person or its Affiliates that is sold, leased, distributed, or otherwise transferred to a third party that is not an Affiliate of the Person.

     1.18. "Licensee Party" shall mean either Actel or QuickLogic in its capacity as the recipient of rights under any Patent of the other party pursuant to this Agreement.

     1.19. "Licensor Party" shall mean either Actel or QuickLogic in its capacity as the grantor of rights under any of its Patents pursuant to this Agreement.

     1.20. "Material Terms" shall refer to the provisions of Sections 3 and 6.4 of this Agreement.

     1.21. "Matsushita" shall mean Matsushita Electric Industrial Co., Ltd, a Japan corporation, Matsushita Electronics Corporation, a Japan corporation, and their Affiliates.

     1.22. "Non-Acquired Party" shall mean the party to this Agreement that is not the Acquired Party or an Affiliate of the Acquired Party following a Change in Ownership.

     1.23. "Non-Antifuse Programmable Logic Device" shall mean any Programmable Logic Device that is not an Antifuse Programmable Logic Device.

     1.24. Non-Assertion Patent" shall mean (a) any patent (including any utility patent, design patent, patent of importation, patent of addition, certificate of addition, certificate or model of utility) granted by the United States or any other country, (b) any reissue, continuation, parent, division, extension, renewal, or continuation-in-part of any of the foregoing, and (c) any counterpart anywhere in the world of any of the foregoing.

     1.25. "Patent" shall mean (a) any patent (including any utility patent, design patent, patent of importation, patent of addition, certificate of addition, certificate or model of utility) the application for which had a first effective filing date in any country on or before the Effective Date, (b) any patent that may issue on any such application, (c) any reissue, continuation, parent, division, extension, renewal, or continuation-in-part of any of the foregoing, and (d) any counterpart anywhere in the world of any of the foregoing.

     1.26. "Person" shall be used in this Agreement as defined under Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

     1.27. "Programmable Logic Device" shall mean any integrated circuit that implements logic the operation of which is determined after the integrated circuit has been manufactured.

     1.28. "Programmable Switching Element" shall mean a switch controlled by electrical voltage or electrical currents that is used to configure the logic function of a Programmable Logic Device. Programmable Switching Elements shall not include data registers or User Memories or switches controlled by lasers.

     1.29.  "QuickLogic"  shall  mean  QuickLogic   Corporation,   a  California
corporation.

     1.30. "QuickLogic Licensed Patents" shall all Patents (a) that QuickLogic or any of its Affiliates now own or may hereafter during the term of this Agreement own or (b) under which and to the extent that QuickLogic or any of its Affiliates have acquired or may hereafter during the term of this Agreement acquire the right to grant licenses without the payment of a royalty or other consideration to a third party (excluding consideration paid to an employee in connection with the assignment to QuickLogic of the employee's rights in an invention that resulted from any work performed by the employee for QuickLogic).

     1.31. "Security Agreements" shall mean the security agreement of even date herewith pursuant to which Actel has granted a security interest to QuickLogic in the proceeds from the sale, assignment, or other transfer of the Actel Licensed Patents to secure Actel's obligations under Section 6.4.4 of this Agreement, and the security agreement of even date herewith pursuant to which QuickLogic has granted a security interest to Actel in the proceeds from the sale, assignment, or other transfer of the QuickLogic Licensed Patents to secure QuickLogic's obligations under Sections 3 and 6.4.5 hereof.

     1.32. "SRAM" shall mean static random access memory.

     1.33. "SRAM Programmable Logic Device" shall mean a Programmable Logic Device in which any of the Programmable Switching Elements is controlled by SRAM.

     1.34. "Termination Event" shall mean any of the following:

            1.34.1. the filing by a party of a petition in Bankruptcy or insolvency; or

            1.34.2. any adjudication that a party is bankrupt or insolvent; or

            1.34.3. the appointment of a receiver for all or substantially all of the property of a party; or

            1.34.4. the making by a party of any assignment or attempted assignment for the benefit of creditors; or

            1.34.5. the institution of any proceedings for the liquidation or winding up of a party's business or for the termination of its corporate charter; or

            1.34.6. any assignment of this Agreement or any exercise of rights under this Agreement by any successor or assign of a party, except in accordance with Section 8.

     1.35. "Total Voting Power" shall mean the total number of votes that may be cast in the election of directors at a meeting of the shareholders of a corporation if all Voting Securities are present and voted to the fullest extent possible at such meeting.

     1.36. "User Memory" shall mean random access memory (RAM), SRAM, read only memory (ROM), or programmable read only memory (PROM), erasable programmable read only memory (EPROM), electrically erasable programmable read only memory (EEPROM), Flash, or variations thereof, used for storing data and control bits during the logic operation of a Programmable Logic Device. The circuitry of a Programmable Logic Device controlled by Programmable Switching Elements and the circuitry of a Programmable Logic Device containing User Memories are mutually exclusive.

     1.37. "Voting Securities" shall mean all securities of a corporation entitled to vote generally in the election of directors.

2.   LICENSES

     2.1. Subject to Sections 2.3 and 6.4.2 hereof, QuickLogic hereby grants to Actel a nonexclusive, royalty-free, worldwide license under the QuickLogic Licensed Patents (a) to make, have made only for Actel, use, import, offer to sell, sell, lease, distribute, and otherwise transfer Programmable Logic Devices, and (b) to grant sublicenses to make, have made only for the sublicensee, use, import, offer to sell, sell, lease, distribute, and otherwise transfer Embedded Programmable Logic Devices.

     2.2. Subject to the payment of the amounts set forth in Section 3 hereof and to Sections 2.3, 4.5, 6.4.2, and 6.4.3 hereof, Actel hereby grants to QuickLogic a nonexclusive, royalty-free, worldwide license under the Actel Licensed Patents (a) to make, have made only for QuickLogic, use, import, offer to sell, sell, lease, distribute, and otherwise transfer Programmable Logic Devices, but excluding all SRAM Programmable Logic Devices, (b) to grant sublicenses to make, have made only for the sublicensee, use, import, offer to sell, sell, lease, distribute, and otherwise transfer Embedded Programmable Logic Devices, but excluding all Embedded SRAM Programmable Logic Devices, and
(c) to grant sublicenses to make, have made (but only for a sublicensee that is a semiconductor manufacturer or foundry), and use Embedded SRAM Programmable Logic Devices only for the Internal Use of the sublicensee.

     2.3. The licenses granted in Sections 2.1 and 2.2 of this Agreement shall not include any right in favor of a Licensee Party:

            2.3.1. to grant any sublicense to any Person, including any Affiliate of a Licensee Party other than a wholly-owned subsidiary, except as expressly provided with respect to Embedded Programmable Logic Devices, provided, however, that any such sublicense may not be further sublicensed and may not be assigned or otherwise transferred except in connection with a Change in Ownership of the sublicensee; or

            2.3.2. to offer to sell, sell, lease, distribute, or otherwise transfer any product to any semiconductor manufacturer or foundry or Affiliate thereof, except exclusively for the Internal Use of the semiconductor manufacturer or foundry; provided, however, that Actel may sell or otherwise transfer products to Matsushita for resale by Matsushita in accordance with the Distribution Agreement between Matsushita and Actel dated as of June 29, 1995, and any renewal thereof; or

            2.3.3. to sell, lease, distribute, or otherwise transfer all or a part of the Licensee Party's business or the assets comprising such business, or transfer control of a subsidiary engaged in such business, to the extent such part of the Licensee Party's business or such assets or such subsidiary include the business of making and selling products covered by any license granted to the Licensee Party in Sections 2.1 or 2.2 of this Agreement, as applicable, except as may be permitted by Section 8; or

            2.3.4. to make, have made, import, offer to sell, sell, lease, distribute, or otherwise transfer any product that is pin interchangeable in the final application of the product with a product then offered for sale by the Licensor Party (excluding products having pinouts originating with a third party that either (a) are not replicas of a pinout of QuickLogic or Actel or GateField products or (b) reflect standards promulgated by a standards committee sanctioned by the IEEE, JEDEC, or an equivalent organization other than the United States Department of Defense).

     2.4. Nothing contained in this Agreement shall be construed as conferring by implication, estoppel, or otherwise upon either party any license or other right except the licenses and rights expressly ranted hereunder to that party. Notwithstanding the foregoing, the Licensee Party and its customers shall have the right to program the products covered by any license (or covenant not to sue) granted under this Agreement to the Licensee Party.

     2.5. Each party hereby accepts the licenses and rights granted to it by a party under this Agreement subject to all of the terms and conditions of this Agreement.

3.   PAYMENTS

     3.1. As consideration  for the license granted to QuickLogic by Actel under
Section 2.2 of this Agreement, QuickLogic grants to Actel the rights set forth in Section 2.1 of this Agreement and agrees to pay to Actel the sum of
<material has been omitted pursuant to a request for confidential  treatment and filed separately with the Securities and Exchange Commission>. <material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission> shall be due and payable on the Effective Date of this Agreement, and (subject to Sections 3.2, 6.4.4, and 6.4.5 hereof) the balance shall be due and payable in quarterly installments as follows:

         3 months after Effective Date                               <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

         6 months after Effective Date                               <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

         9 months after Effective Date                               <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

         12 months after Effective Date                              <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

         15 months after Effective Date                              <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

         18 months after Effective Date                              <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

         21 months after Effective Date                              <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

         24 months after Effective Date                              <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

         27 months after Effective Date                              <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

         30 months after Effective Date                              <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

         33 months after Effective Date                              <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

         36 months after Effective Date                              <material has been omitted pursuant to a
                                                            request for confidential treatment and filed separately
                                                            with the Securities and Exchange Commission>

            If any such payment is not made when due and is not cured within fifteen (15) business days after written notice to QuickLogic specifying the failure to pay, all subsequently due payments shall become immediately due and payable.

     3.2. In the event QuickLogic effects an initial public offering of its Common Stock pursuant to a registration statement under the Securities Act of 1933, all subsequently due payments shall become immediately due and payable on the tenth business day following the closing of such offering.

4.   NON-ASSERTION AGREEMENTS

     4.1. QuickLogic agrees that QuickLogic and its Affiliates will not assert during the term of this Agreement and thereafter, directly or indirectly, any cause of action based, in whole or in part, upon the purported infringement by Actel or its suppliers or customers, mediate or immediate, during the term of this Agreement of any Non-Assertion Patent, whether granted by the United States or another country to QuickLogic or its Affiliates or any third party, as a result of the manufacture, use, importation, offer for sale, sale, lease, distribution, or other transfer of (a) products first offered for sale by Actel on or before the second anniversary of the Effective Date of this Agreement and
(b) future generations of such products reflecting the evolution of such products in the ordinary course of business of QuickLogic's product lines as they exist on the second anniversary of the Effective Date of this Agreement.

     4.2. QuickLogic agrees that no purchaser or transferee of any Non-Assertion Patent from QuickLogic or its Affiliate and no assignee of the right to enforce any Non-Assertion Patent from QuickLogic or its Affiliate will assert during the term of this Agreement or thereafter, directly or indirectly, any cause of action based, in whole or in part, upon the purported infringement by Actel or its suppliers or customers, mediate or immediate, during the term of this Agreement of the Non-Assertion Patent sold, transferred, or assigned as a result of the manufacture, use, importation, offer for sale, sale, lease, distribution, or other transfer of (a) products first offered for sale by Actel on or before the second anniversary of the Effective Date of this Agreement and (b) future generations of such products reflecting the evolution in the ordinary course of business of QuickLogic's product lines as they exist on the second anniversary of the Effective Date of this Agreement.

     4.3. Subject to Section 4.5 hereof, Actel agrees that Actel and its Affiliates will not assert during the term of this Agreement and thereafter, directly or indirectly, any cause of action based, in whole or in part, upon the purported infringement by QuickLogic or its suppliers or customers, mediate or immediate, during the term of this Agreement of any Non-Assertion Patent, whether granted by the United States or another country to Actel or its Affiliates or any third party, as a result of the manufacture, use, importation, offer for sale, sale, lease, distribution, or other transfer of (a) products first offered for sale by QuickLogic on or before the second anniversary of the Effective Date of this Agreement and (b) future generations of such products reflecting the evolution of such products in the ordinary course of business of Actel's product lines as they exist on the second anniversary of the Effective Date of this Agreement.

     4.4. Subject to Section 4.5 hereof, Actel agrees that no purchaser or transferee of any Non-Assertion Patent from Actel or its Affiliate and no assignee of the right to enforce any Non-Assertion Patent from Actel or its Affiliate will assert during the term of this Agreement or thereafter, directly or indirectly, any cause of action based, in whole or in part, upon the purported infringement by QuickLogic or its suppliers or customers, mediate or immediate, during the term of this Agreement of the Non-Assertion Patent sold, transferred, or assigned as a result of the manufacture, use, importation, offer for sale, sale, lease, distribution, or other transfer of (a) products first offered for sale by QuickLogic on or before the second anniversary of the Effective Date of this Agreement and (b) future generations of such products reflecting the evolution of such products in the ordinary course of business of Actel's product lines as they exist on the second anniversary of the Effective Date of this Agreement.

     4.5. Notwithstanding anything in this Agreement to the contrary, neither Actel nor its Affiliates shall be precluded or in any way restrained by this
Agreement from asserting against any Person, including QuickLogic and any Acquiring Person, any claim of infringement of any Actel Licensed Patent or Non-Assertion Patent as a result of the manufacture, use, importation, offer for sale, sale, lease, distribution, or other transfer of (a) an SRAM Programmable Logic Device prior to a Change in Ownership of QuickLogic, (b) a Non-Antifuse Programmable Logic Device following a Change in Ownership of QuickLogic, or
(c)(i) flash products first offered for sale by GateField on or before the second anniversary of the Effective Date of this Agreement and future generations of such products reflecting the evolution of such products in the ordinary course of business of GateField's product lines as they exist on the second anniversary of the Effective Date of this Agreement or (ii) "knockoffs" substantially similar to such products, in each case subject to the rights of any sublicensee authorized under Sections 2.2(b) and (c) hereof.

5.   REPRESENTATIONS, WARRANTIES, AND DISCLAIMERS

     5.1. Each Licensor Party represents and warrants that it has all right, title, and interest in and to the Patents purported to be licensed by it to the Licensee Party and all power and authority necessary to grant the licenses to such Patents that are granted by the Licensor Party to the Licensee Party hereunder.

     5.2. Each Licensor Party represents and warrants that neither it nor any of its Affiliates has the right or power to direct any third party to assert against the Licensee Party any cause of action based upon the Licensee Party's purported infringement of any patent owned or enforceable by such third party.

     5.3. Nothing contained in this Agreement shall be construed as a warranty or representation that the manufacture, sale, lease, use, or other transfer of Programmable Logic Devices by either party or any component thereof will be free from infringement of patents, trademarks, copyrights, mask work rights, or other intellectual property or other rights of third parties or of the Licensor Party, except to the extent of the rights expressly licensed hereunder to the Licensee Party by the Licensor Party, or that the Licensee Party will be able to manufacture or to sell or otherwise transfer any product based upon the rights it receives hereunder from the Licensor Party. Except to the extent, and only to the extent, expressly stated herein, neither party makes any warranty as to the accuracy, sufficiency, or suitability of any information contained in any Patent licensed hereunder. Each Licensee Party assumes the risk of defects or inaccuracies in the Patent or other data or information, if any, supplied by the Licensor Party. Neither party shall be under any obligation by this Agreement to obtain any patent or, once having obtained a patent, to maintain that patent in force.

     5.4. Each party acknowledges and agrees that the other party has made no statement or representation as to the size of the market for the products that may be made or sold utilizing the licenses granted or to be granted hereunder or as to the amount of revenue or profits to be received by the party obtaining such licenses. Each party acknowledges that, in entering into this Agreement, it is relying entirely on its own estimate as to the market for the products that may be made and sold utilizing the license granted and to be granted hereunder.

     5.5. Each party acknowledges and agrees that a Programmable Logic Device containing SRAM is not and shall not be deemed to be an SRAM Programmable Logic Device if all of the SRAM is User Memory; and a Programmable Logic Device containing SRAM is and shall be deemed to be an SRAM Programmable Logic Device only if one or more of the Programmable Switching Elements of the Programmable Logic Device is controlled by SRAM.

6.   TERM AND TERMINATION

     6.1. The term of this Agreement shall commence on the Effective Date and, subject to this Section 6 and to Section 8, shall expire when the last to expire of the Patents licensed hereunder expires.

     6.2. If either party shall fail to perform a Material Term of this Agreement and such failure is not cured within sixty (60) days after written notice to the defaulting party specifying the nature of the default, the complaining party shall have the right at its option:

            6.2.1. to terminate all rights and licenses granted by the complaining party to the defaulting party under this Agreement by giving written notice of such termination to the defaulting party, effective on the sixtieth
(60th) day after such termination notice is given if the default has not then been cured; and/or

            6.2.2. to seek any other remedies available at law or in equity as a result of such failure.

     6.3. Each party agrees that (a) this Agreement is personal to it; (b) if it is the subject of a Termination Event described in Section 1.34.1 or 1.34.2 hereof, this Agreement shall automatically terminate; and (c) if it is the subject of any other Termination Event, the other party shall have the right to terminate this Agreement by giving written notice of termination to such party, such termination to be effective on the tenth (10th) day after such notice of termination under this Section 6.3 is given in accordance with this Agreement. Upon termination of this Agreement under the provisions of this Section 6.3, the rights and licenses granted to the party that was the subject of the Termination Event shall terminate. The rights and licenses granted under this Agreement to the other party shall survive termination in accordance with the applicable terms hereof; provided, however, all such licenses to a party shall terminate no later than the last to expire of any Patents of the other party that are licensed hereunder. Notwithstanding anything in this Agreement to the contrary, the parties shall have the right to use, lease, sell, or otherwise dispose of Programmable Logic Devices in the process of manufacture or in finished goods inventory upon the termination of this Agreement.

     6.4. In the event of a Change in Ownership, the rights and obligations of the Acquired Party shall continue in full force and effect, and the Acquired Party shall have the right to assign such rights (including the licenses and non-assertion covenants) to the Acquiring Party, all subject to the following:

            6.4.1. The Acquiring Party shall agree in writing to be fully bound by all the terms and conditions of this Agreement.

            6.4.2. All sublicenses granted by the Acquired Party to the Acquiring Party and its Affiliates shall be limited to Internal Use.

            6.4.3.  If  QuickLogic  is the  Acquired  Party,  the license  under
Section 2.1(a) hereof shall be limited to Antifuse Programmable Logic Devices following the Change in Ownership and any sublicense granted under Section 2.1(b) hereof following the Change in Ownership shall be limited to Internal Use.

            6.4.4. Subject to Section 6.4.6 hereof, if Actel is the Acquired Party, Actel shall pay to QuickLogic <material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission> if the Change in Ownership occurs within one year after the Effective Date, <material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission> of the Change in Ownership occurs one or more but less than two years after the Effective Date, <material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission> if the Change in Ownership occurs two or more but less than three years after the Effective Date, <material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission> if the Change in Ownership occurs three or more but less than four years after the Effective Date, and $0 if the Change in Ownership occurs four or more years after the Effective Date (in each case, less the balance owed by QuickLogic to Actel, if any, pursuant to Section 3 hereof).

            6.4.5. Subject to Section 6.4.6 hereof, if QuickLogic is the Acquired Party, QuickLogic shall pay to Actel <material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission> if the Change in Ownership occurs within one year after the Effective Date, <material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission> of the Change in Ownership occurs one or more but less than two years after the Effective Date, <material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission> if the Change in Ownership occurs two or more but less than three years after the Effective Date, <material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission> if the Change in Ownership occurs three or more but less than four years after the Effective Date, and $0 if the Change in Ownership occurs four or more years after the Effective Date (in each case, plus the balance owed by QuickLogic to Actel, if any, pursuant to Section 3 hereof). 6.4.6. The payments described in Sections 6.4.4 and 6.4.5 hereof shall be due and payable ten (10) business days following the Change in Ownership, provided, however, that no payment shall be due on account of a Change in Ownership if all Programmable Logic Devices made by or for the Acquiring Party or its Affiliates following the Change in Ownership are exclusively for the Internal Use of the Acquiring Party and its Affiliates.

     6.5. If, following a Change in Ownership or in anticipation thereof, an Acquiring Party or its Affiliate asserts during the term of this Agreement or thereafter, directly or indirectly, any cause of action based, in whole or in part, upon the purported infringement by the Non-Acquired Party or its suppliers or customers, mediate or immediate, during the term of this Agreement of any Non-Assertion Patent as a result of the manufacture, use, importation, offer for sale, sale, lease, distribution, or other transfer of (a) a Programmable Logic Device, if Actel is the Non-Acquired Party, (b) a Programmable Logic Device other than an SRAM Programmable Logic Device, if QuickLogic is the Non-Acquired Party and QuickLogic had not previously been subject to a Change in Ownership, or (c) an Antifuse Programmable Logic Device, if QuickLogic is the Non-Acquired Party and QuickLogic had previously been subject to a Change in Ownership, then the Non-Acquired Party may terminate all rights and licenses granted by it under this Agreement by giving written notice of such termination to the Acquiring Party, effective on the thirtieth (30th) day after such termination notice is given if the claim is then still being asserted against the Non-Acquired Party, provided, however, that the Non-Acquired Party shall have no right to terminate the rights and licensed granted by it under this Agreement if, prior to the assertion by the Acquiring Party or its Affiliate of a Non-Assertion Patent referred to above (but following the Change in Ownership or in anticipation thereof), the Non-Acquired Party had first asserted, directly or indirectly, a cause of action based, in whole or in part, upon the purported infringement by the Acquiring Party or its Affiliate of any patent as a result of the manufacture, use, importation, offer for sale, sale, lease, distribution, or other transfer of (i) an Antifuse Programmable Logic Device, if Actel is the Non-Acquired Party and QuickLogic had previously been subject to a Change in Ownership, (ii) a Programmable Logic Device other than an SRAM Programmable Logic Device, if Actel is the Non-Acquired Party and QuickLogic had not previously been subject to a Change in Ownership, or (iii) a Programmable Logic Device, if QuickLogic is the Non-Acquired Party.

     6.6. Neither suspension nor termination shall excuse the defaulting party from any obligation incurred hereunder prior to the date of suspension or termination.

     6.7. The terms and conditions of Sections 1, 3, 5, 6, 7, 8, and 9 shall survive the expiration, termination, or cancellation of this Agreement from any cause.

7.   ENFORCEMENT

     7.1. The formation, effect, performance, and construction of this Agreement shall be governed by the laws of the State of California of the United States of America, except those pertaining to choice of laws, as though made by two parties residing in California so as to be fully performed with the State of California.

     7.2. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER FOR INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST PROFITS, OR FOR SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES, AND EACH PARTY COVENANTS NOT TO SEEK ANY SUCH DAMAGES WITH RESPECT TO ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT.

8.   ASSIGNMENT OF AGREEMENT

     8.1. Except as expressly set forth in Section 6.4 above, neither this Agreement nor the rights granted and obligations undertaken pursuant to this Agreement may be assigned, sold, or otherwise transferred, in whole or in part, provided, however, that this Agreement may be assigned by either party in connection with its reincorporation under the laws of a state other than California.

     8.2. For all purposes of Section 6, a reference to any license granted by either party under this Agreement shall also be deemed to be a reference to that party's covenants under Section 4 of this Agreement not to assert claims under its patents.

     8.3. The parties acknowledge and agree that this Agreement is an executory contract governed by 11 U.S.C. ss.ss. 365(c)(i), (e)(ii), and (n) in the event of a bankruptcy case with regard to either party. As such, this Agreement is not subject to assumption or assignment in the event of bankruptcy without the consent of the non-debtor party.

9.   MISCELLANEOUS

     9.1. This Agreement, the Settlement Agreement and Mutual Release, and the Security Agreements incorporate the entire understanding of the parties with respect to the subject matter of this Agreement and merge all prior agreements and understanding between the parties, whether oral or written, with respect to this subject matter. This Agreement shall be interpreted in accordance with the law of California such as applied to a contract to be wholly performed within the state of California.

     9.2. Except as may be expressly set forth herein, nothing in this Agreement shall be construed as obligating any party to manufacture or sell any particular product hereunder or as restricting the right of either party herein to engage in any development of, or to make, have made, use, lease, loan, sell, or otherwise dispose of any product, other than the products with respect to which licenses are herein granted.

     9.3. All notices required or permitted to be given hereunder shall be in writing and shall be sent by facsimile, receipt to be confirmed by sender via telephone call, or by registered or certified mail, postage prepaid, addressed as follows:

If  to  QuickLogic:                  QuickLogic  Corporation
                                     1277  Orleans  Drive
                                     Sunnyvale, California 94089
                                     Telecopier No.: 408-990-4040
                                     Attention: President

If to Actel:                         Actel Corporation
                                     955 East Arques Avenue
                                     Sunnyvale, CA 94086
                                     Telecopier No.:  (408) 739 - 0706
                                     Attention:  President

            Either party may change its address by a notice given to the other party in the manner set forth above. Notices given as herein provided shall be construed to have been given (a) on the day received if sent by facsimile or (b) five (5) days after the sending thereof by registered or certified mail, unless the receiving party proves that the notice was actually received at a later date.

     9.4. The failure of any party hereunder to perform any obligation otherwise due as a result of governmental action, laws, orders, regulations, directions or requests, or as a result of events, such as war, acts of public enemies, strikes or other labor disturbances, fires, floods, acts of God, or any causes of like or different kind beyond the control of the parties is excused for so long as said cause exists to the extent such failure is caused by such lain, order, regulation, direction, request, or other event.

     9.5. No failure or delay on the part of either party in the exercise of any right or privilege hereunder shall operate as a waiver thereof or of the exercise of any other right or privilege hereunder nor shall any single or partial exercise of any such right or privilege preclude other or further exercise thereof or of any other right or privilege.

     9.6. Any title or caption included herein is for convenience only and is not to be used in the interpretation of this Agreement.

     9.7. Nothing contained herein or done pursuant to this Agreement shall constitute the parties as entering upon a joint venture or partnership or shall constitute either party hereto the agent of the other party for any purpose or in any sense whatsoever.

     9.8. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same Agreement.

     9.9. Should any clause, sentence, or paragraph of this Agreement judicially be declared to be invalid, unenforceable, or void, such decision shall not invalidate or void the remainder of this Agreement, and the parties hereby agree that the part or parts of this Agreement so held to be invalid, unenforceable, or void shall be deemed to have been stricken, and the remainder shall have the same force and effect as if such part or parts had never been included herein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their respective corporate names.

   ACTEL CORPORATION                      QUICKLOGIC CORPORATION

By: /s/ John C. East                      By: /s/ E. Thomas Hart

Name:   John C. East                      Name:   E. Thomas Hart

Title:  President & CEO                   Title:  President & CEO

Date:   August 25, 1998                   Date:   August 25, 1998